CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

FIRST ADDENDUM TO LICENSE AND COLLABORATION AGREEMENT

This Addendum (the "Addendum") to the License and Collaboration Agreement, is made as of June 9, 2020, by and between NOVOCURE LIMITED ("NVCR") and ZAI LAB (SHANGHAI) Co., LTD. ("Zai"). Each of the foregoing, a "Party" and together, the "Parties".

WHEREAS, the Parties have entered into that certain License and Collaboration Agreement, dated September 10, 2018 (the "Agreement"); Unless otherwise specified herein, capitalized terms shall have the meaning ascribed to them in the Agreement; and

WHEREAS, the Parties desire to amend the Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Addendum, the Parties agree as follows:

1.Amendment to Schedule 1.55. The Specifications attached as Exhibit A hereto, are hereby added to Schedule 1.55 of the Agreement.

2.Except as specifically modified herein, all other terms and covenants set forth under the Agreement shall remain in full force and effect.

3.This Addendum is made in accordance with the provisions of Section 16.6 of the Agreement, is effective as of the date hereof and shall become an integral part of the Agreement.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

IN WITNESS HEREOF, the Parties hereto have caused this Addendum to be executed by their respective duly authorized officers as of the date first above written.

Novocure GmbH                Zai Lab (Shanghai) Co., Ltd

By: /s/ Wilco Groenhuysen            By: /s/ Tao Fu

Name: Wilco Groenhuysen        Name: Tao Fu

Title: Managing Director            Title: President and COO

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS

Exhibit A

Specifications

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